================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 5, 2001


                           ARCHSTONE COMMUNITIES TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-10272                                 74-6056896
---------------------------------         --------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)


      7670 South Chester Street, Englewood, CO                     80112
-------------------------------------------------          ---------------------
       (Address of Principal Executive Offices)                   (Zip Code)




                                 (303) 708-5959
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)











================================================================================

Item 5. Other Events.

         On October 5, 2001 Archstone Communities Trust ("Archstone") issued a press release regarding its expected earnings for the third quarter of 2001. A copy of the press release is included as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

        Exhibit No.       Document Description
        ----------        --------------------

        99.1              Press Release, dated October 5, 2001




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARCHSTONE COMMUNITIES TRUST



Dated: October 5, 2001                  By:  /s/ Caroline Brower
                                            ------------------------------------
                                            Caroline Brower
                                            Senior Vice President and Secretary






                                       2